Document and Entity Information	3 Months Ended
Sep. 30, 2011
Document And Entity Information
Entity Registrant Name	LightPath Technologies Inc
Entity Central Index Key	0000889971
Document Type	S-1
Document Period End Date	Sep 30, 2011
Amendment Flag	true
Amendment Description	The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
Current Fiscal Year End Date	--06-30
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company
Document Fiscal Period Focus	Q1
Document Fiscal Year Focus	2011

Consolidated Balance Sheets (USD $)	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2011 Unaudited
Current assets:
Cash and cash equivalents	$ 928,900	$ 1,464,351	$ 693,748
Trade accounts receivable, net of allowance	1,833,044	1,804,063	2,069,979
Inventories, net	1,622,637	1,137,678	1,818,189
Other receivables	30,943
Prepaid interest expense	7,250	167,635	72,500
Prepaid expenses and other assets	189,630	223,908	233,634
Total current assets	4,612,404	4,797,635	4,888,050
Property and equipment, net	2,373,022	2,344,692	2,483,029
Intangible assets, net	101,133	134,001	92,916
Debt costs, net	7,180	151,530	6,380
Other assets	27,737	27,737	27,737
Total assets	7,121,476	7,455,595	7,498,112
Current liabilities:
Accounts payable	928,790	511,523	1,332,500
Accrued liabilities	123,705	179,370	136,634
Accrued payroll and benefits	481,318	396,863	497,146
Total current liabilities	1,533,813	1,087,756	1,966,280
Deferred rent	464,262	569,286	435,605
8% convertible debentures to related parties, net of debt discount	1,012,500	816,397	1,012,500
8% convertible debentures, net of debt discount	75,000	737,468	75,000
Total liabilities	3,085,575	3,210,907	3,489,385
Stockholders' equity:
Preferred stock: Series D
Common stock: Class A	97,131	89,716	97,611
Additional paid-in capital	207,636,440	206,277,806	207,795,377
Foreign currency translation adjustment	50,593	23,466	62,449
Accumulated deficit	(203,748,263)	(202,146,300)	(203,946,710)
Total stockholders' equity	4,035,901	4,244,688	4,008,727
Total liabilities and stockholders' equity	$ 7,121,476	$ 7,455,595	$ 7,498,112

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2011 Unaudited
Allowance for doubtful trade accounts receivable	$ 7,245	$ 7,245	$ 7,245
Preferred stock: Series D, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock: Series D, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock: Series D, shares issued
Preferred stock: Series D, shares outstanding
Common stock: Class A, par value	$ 0.01	$ 0.01	$ 0.01
Common stock: Class A, shares authorized	40,000,000	40,000,000	40,000,000
Common stock: Class A, shares issued	9,713,099	8,971,638	9,761,129
Common stock: Class A, shares outstanding	9,713,099	8,971,638	9,761,129

Consolidated Statements of Operations (USD $)	12 Months Ended		3 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2011 Unaudited	Sep. 30, 2010 Unaudited
Product sales, net	$ 10,000,602	$ 9,250,621	$ 2,733,125	$ 2,253,922
Cost of sales	6,078,829	4,935,755	1,650,501	1,427,474
Gross margin	3,921,773	4,314,866	1,082,624	826,448
Operating expenses:
Selling, general and administrative	3,771,643	3,259,551	995,621	1,071,198
New product development	995,087	869,440	287,719	222,585
Amortization of intangibles	32,868	32,868	8,217	8,217
Gain on sale of property and equipment	(20,480)	(9,138)		(540)
Total costs and expenses	4,779,118	4,152,721	1,291,557	1,301,460
Operating income (loss)	(857,345)	162,145	(208,933)	(475,012)
Other income (expense):
Interest expense	(170,585)	(210,002)	(23,420)	(87,322)
Interest expense - debt discount	(316,693)	(370,385)		(209,666)
Interest expense - debt costs	(118,977)	(147,550)	(800)	(83,522)
Loss on extinguishment of debt	(131,784)
Other income (expense), net	(6,579)	4,833	34,706	2,572
Total other income (expense), net			10,486	(377,938)
Net loss	$ (1,601,963)	$ (560,959)	$ (198,447)	$ (852,950)
Loss per common share (basic and diluted)	$ (0.17)	$ (0.07)	$ 0.02	$ 0.09
Number of shares used in per share calculation (basic and diluted)	9,533,558	8,139,852	9,746,107	9,011,214

Consolidated Statement of Stockholders' Equity (USD $)	Class A Common Stock	Additional Paid-In Capital	Foreign Currency Translation Adjustment	Retained Earnings / Accumulated Deficit	Total
Balance at Jun. 30, 2009	$ 66,970	$ 203,151,364	$ 58,233	$ (201,585,341)	$ 1,691,226
Balance, shares at Jun. 30, 2009	6,696,992
Employee Stock Purchase Plan	89	6,768			6,857
Employee Stock Purchase Plan, shares	8,910
Interest payment on convertible debentures	694	149,306			150,000
Interest payment on convertible debentures, shares	69,445
Stock based compensation on stock options and restricted stock units		160,416			160,416
Vested restricted stock units	200	(200)
Vested restricted stock units, shares	20,000
Exercise of employee stock options	80	8,313			8,393
Exercise of employee stock options, shares	7,993
Conversion of debentures	1,705	260,795			262,500
Conversion of debentures, shares	170,455
Exercise of warrants	1,648	137,686			139,334
Exercise of warrants, shares	164,831
Settlement of litigation	265	49,735			50,000
Settlement of litigation, shares	26,455
Consulting services	694	149,306			150,000
Consulting services, shares	69,445
Sale of common stock and warrants, net	18,065	2,353,623			2,371,688
Sale of common stock and warrants, shares	1,806,557
Net loss				(560,959)	(560,959)
Foreign currency translation adjustment			(34,767)		(34,767)
Comprehensive loss					(595,726)
Balance at Jun. 30, 2010	89,716	206,277,806	23,466	(202,146,300)	4,244,688
Balance, shares at Jun. 30, 2010	8,971,638				8,971,638
Employee Stock Purchase Plan	78	12,059			12,137
Employee Stock Purchase Plan, shares	7,854
Stock based compensation on stock options and restricted stock units		246,149			246,149
Exercise of employee stock options	73	7,560			7,633
Exercise of employee stock options, shares	7,270
Conversion of debentures	5,406	820,346			825,752
Conversion of debentures, shares	540,592
Exercise of warrants	1,858	229,801			231,659
Exercise of warrants, shares	185,745
Premium from debt exchange		42,719			42,719
Net loss				(1,601,963)	(1,601,963)
Foreign currency translation adjustment			27,127		27,127
Comprehensive loss					(1,574,836)
Balance at Jun. 30, 2011	97,131	207,636,440	50,593	(203,748,263)	4,035,901
Balance, shares at Jun. 30, 2011	9,713,099				9,713,099
Issuance of common stock for:					-
Employee Stock Purchase Plan	62	7,809			7,871
Employee Stock Purchase Plan, shares	6,198
Interest payment on convertible debentures	418	86,582			87,000
Interest payment on convertible debentures, shares	41,832
Stock based compensation on stock options and restricted stock units		64,546			64,546
Consulting services	418	86,582			87,000
Consulting services, shares	41,832
Net loss				(198,447)
Foreign currency translation adjustment			11,856		11,856
Comprehensive loss					(186,591)
Balance at Sep. 30, 2011	$ 97,611	$ 207,795,377	$ 62,449	$ (203,946,710)	$ 4,008,727
Balance, shares at Sep. 30, 2011	9,761,129

Consolidated Statements of Cash Flows (USD $)	12 Months Ended		3 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2011 Unaudited	Sep. 30, 2010 Unaudited
Cash flows from operating activities
Net loss	$ (1,601,963)	$ (560,959)	$ (198,447)	$ (852,950)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	912,929	700,475	245,438	211,543
Interest from amortization of debt discount	316,693	370,385		209,666
Interest from amortization of debt costs	118,977	147,550	800	83,522
Common stock issued for legal settlement		50,000
Gain on sale of property and equipment	(20,480)	(9,138)		(540)
Stock based compensation	246,149	160,416	64,546	50,387
Change in provision for doubtful accounts receivable	(15,685)	(3,201)		3,291
Deferred rent	(105,024)	(74,770)	(28,657)	(23,537)
Loss on extinguishment of debt	131,784
Common stock issued for payment of consulting services		150,000
Changes in operating assets and liabilities:
Trade accounts receivables	(13,296)	(827,228)	(236,935)	36,797
Other receivables	(30,943)	183,413	30,943
Inventories	(484,959)	(154,400)	(195,552)	(83,364)
Prepaid expenses and other assets	194,663	199,522	2,746	108,261
Accounts payable and accrued liabilities	446,057	(802,770)	432,467	214,637
Net cash provided by (used in) operating activities	94,902	(470,705)	117,349	(42,287)
Cash flows from investing activities
Purchase of property and equipment	(908,391)	(987,728)	(347,228)	(288,616)
Proceeds from sale of equipment	20,480	9,138		540
Net cash used in investing activities	(887,911)	(978,590)	(347,228)	(288,076)
Cash flows from financing activities
Proceeds from exercise of stock options	7,634	8,393		5,653
Proceeds from sale of common stock, net of costs		2,371,688
Proceeds from sale of common stock from employee stock purchase plan	12,137	6,857	7,871	4,888
Deferred costs associated with equity financing			(25,000)
Repayments of debentures	(6,749)
Costs associated with conversion of debentures	(14,250)			(6,098)
Exercise of warrants	231,659	139,334		231,659
Payments on capital lease obligation		(5,050)
Payments on note payable		(152,758)
Net cash provided by (used in) financing activities	230,431	2,368,464	(17,129)	236,102
Effect of exchange rate on cash and cash equivalents	27,127	(34,767)	11,856	(22,840)
Decrease in cash and cash equivalents	(535,451)	884,402	(235,152)	(117,101)
Cash and cash equivalents, beginning of period	1,464,351	579,949	928,900	1,464,351
Cash and cash equivalents, end of period	928,900	1,464,351	693,748	1,347,250
Supplemental disclosure of cash flow information:
Interest paid in cash	2,236	3,477		80
Income taxes paid	4,429	5,940	1,755	110
Supplemental disclosure of non-cash investing & financing activities:
Convertible debentures converted into common stock	832,500	262,500		732,500
Accrued deferred costs associated with equity financing			32,139
Prepaid interest on convertible debentures through the issuance of common stock			87,000
Premium from debt exchange	$ 42,719

Basis of Presentation	3 Months Ended
Sep. 30, 2011
Basis Of Presentation
Basis of Presentation
1.  Basis of Presentation

References in this document to “the Company”, “LightPath”, “we”, “us”, or “our” are intended to mean LightPath Technologies, Inc., individually, or as the context requires, collectively with its subsidiaries on a consolidated basis.

The accompanying unaudited consolidated financial statements have been prepared in accordance with the requirements of Article 8 of Regulation S-X promulgated under the Securities and Exchange Act of 1934 and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and related notes, included in its Form 10-K for the fiscal year ended June 30, 2011, filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise stated, references to particular years or quarters refer to the Company’s fiscal years ended in June and the associated quarters of those fiscal years.

These consolidated financial statements are unaudited, but include all adjustments, which include normal recurring adjustments, which, in the opinion of management, are necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented. Results of operations for interim periods are not necessarily indicative of the results that may be expected for the year as a whole.

History:
LightPath was incorporated in Delaware in 1992 to pursue a strategy of supplying hardware to the telecommunications industry. In April 2000, the Company acquired Horizon Photonics, Inc. (“Horizon”), and in September 2000 the Company acquired Geltech, Inc. (“Geltech”). During fiscal 2003, in response to sales declines in the telecommunications industry, the operations of Horizon in California and LightPath in New Mexico were consolidated into the former Geltech facility in Orlando, Florida. In November 2005, the Company announced the formation of LightPath Optical Instrumentation (Shanghai) Co., Ltd, (“LPOI”), a wholly-owned manufacturing subsidiary located in Jiading, People’s Republic of China. The manufacturing operations are housed in a 16,000 square foot facility located in the Jiading Industrial Zone near Shanghai. This plant has increased overall production capacity and enabled LightPath to compete for larger production volumes of optical components and assemblies, and strengthened partnerships within the Asia/Pacific region. It also provided a launching point to drive our sales expansion in the Asia/Pacific region.

The Company is engaged in the production of precision molded aspherical lenses, GRADIUM® glass lenses, collimators and isolator optics used in various markets, including industrial, medical, defense, test & measurement and telecommunications.

Going Concern and Managements Plans

As shown in the accompanying financial statements, the Company has incurred recurring losses from operations and as of September 30, 2011 the Company has an accumulated deficit of approximately  $203.9 million. Cash provided by operations was  $117,000 for the three months ended September 30, 2011.  Cash provided by (used in) operations was approximately  $95,000 and ( $471,000) during fiscal years ended 2011 and 2010, respectively. We continued to implement the cost reduction initiatives we started in fiscal 2010, including the transition of more precision molded lenses to less expensive glass, increasing tooling life, increasing operator yields and efficiencies, qualifying coating vendors in China and improving yields on our infrared product line. In the first three months of fiscal 2012, 41% of our precision molded lenses sales in units were of more expensive glass types, compared to 26% of the same period in the prior fiscal year.  This increase was due to a decrease in sales for lower cost precision molded lenses, which was caused primarily by the slowdown of construction spending in China, and in turn, lowered the demand for our lenses. Management is committed to continuing efforts to transition more precision molded lenses to less expensive glass, which will contribute towards achieving profitability assuming we meet our sales targets and goals for producing and selling more low-cost lenses at higher volumes.

The fiscal 2012 operating plan and related financial projections were developed anticipating sales growth primarily from precision molded optics, with the emphasis on low-cost, high-volume applications, optical assemblies including our redesigned collimator product line and infrared products.  Unit volumes in these targeted markets have increased 77% from last year. We expect to hold our previous margin improvements based on production efficiencies and reductions in product costs as a result of the shifting of our manufacturing operations to the Shanghai facility and improved overhead absorption as we increase the volume of products produced, which in turn lowers our material costs since we are able to purchase materials in higher volumes. We also will continue to pursue new cost reduction opportunities such as by improving tool life and lowering anti-reflective coating costs by coating the lenses in-house.

Our revenues were lower than expected from sales of our precision molded lenses, but we met our revenue goals due to a higher average selling price per unit.  Labor costs at our Shanghai facility increased due to increases in the minimum wage and higher benefit costs. Overtime expense in Orlando and Shanghai was also higher during the quarter due to unexpected tool shortages caused by machine repairs combined with a planned machine conversion.  The machine repairs and conversion are completed which has reduced the need for the overtime going forward. The combination of these factors resulted in lower margins than budgeted. The shortfall in forecasted margin dollars did not allow us to cover our selling, general and administrative expenses.  However, based on the current quote and booking activity on all of our product lines, and particularly the precision molded lenses, we expect increased revenue results in the second quarter of fiscal 2012 as compared to the current quarter.

The Company had a cash balance of approximately  $694,000 at September 30, 2011. To fund future operations, we may seek external debt or equity financing if it can be obtained in an amount and on terms that are acceptable; however, we may be required to seek external financing regardless of whether the terms would otherwise be acceptable if our cash flow financial resources are not sufficient to sustain our operations or to pursue our business plan.  There is no assurance we will be able to achieve the necessary cash flow from sales growth and gross margin improvements to sustain operations. Factors which could adversely affect cash balances in future quarters include, but are not limited to, a decline in revenue or a lack of anticipated sales growth, increased material costs, increased labor costs, planned production efficiency improvements not being realized, increases in property, casualty, benefit and liability insurance premiums and increases in other discretionary spending, particularly sales and marketing related. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management has developed an operating plan for fiscal year 2012 and believes the Company has adequate financial resources to achieve that plan and to sustain its current operations through November 2012. Nevertheless, management will be monitoring the plan closely during the year and should the plan objectives not be met during the year, remedial actions will be initiated.

Liquidity
Cash flow and cash management continue to be primary concerns of the Company. Cash provided by (used in) operations was approximately  $95,000 and ( $471,000) during fiscal years ended 2011 and 2010, respectively. During the three months ended September 30, 2011, cash provided by operating activities was approximately  $117,000.

For the three months ended September 30, 2011, our cash balance decreased by  $235,000 compared to a decrease of  $117,000 in the same period of the prior fiscal year.  This decrease in first quarter of fiscal 2012 was primarily due to capital spending to expand our tooling capabilities.

Management believes the Company currently has sufficient cash to fund its operations through November 2012 assuming revenue stays at current levels and no additional sources of capital are used. The extent to which the Company can sustain its operations beyond this date will depend on the Company’s ability to generate cash from operations on increased revenues from low cost and infrared lenses or sale of non-strategic assets or from future equity or debt financing. Management believes that taking the current booking rate combined with recent quote activity and the existing order backlog the Company will be able to generate increased revenues. If we determine that future revenues are below current projections then we will attempt to implement additional cost savings measures including seeking lower cost suppliers and attempting to negotiate price reductions from current suppliers. We are continuously evaluating our supplier situation to ensure we meet our booked orders.

Significant Accounting Policies	3 Months Ended
Sep. 30, 2011
Significant Accounting Policies
Significant Accounting Policies
2.  Significant Accounting Policies

Consolidated financial statements include the accounts of the Company, and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and cash equivalents consist of cash in the bank and temporary investments with maturities of 90 days or less when purchased.

Allowance for accounts receivable, is calculated by taking 100% of the total of invoices that are over 90 days past due from the due date and 10% of the total of invoices that are over 60 days past due from the due date. Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of its customers’ financial condition. Recovery of bad debt amounts previously written off is recorded as a reduction of bad debt expense in the period the payment is collected. If the Company’s actual collection experience changes, revisions to its allowance may be required. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Inventories, which consist principally of raw materials, work-in-process and finished lenses, isolators, collimators and assemblies are stated at the lower of cost or market, on a first-in, first-out basis. Inventory costs include materials, labor and manufacturing overhead. Acquisition of goods from our vendors has a 9% purchase burden added to cover customs, shipping and handling costs. Fixed costs related to excess manufacturing capacity have been expensed. We look at the following criteria for parts to consider for the inventory reserve: items that have not been sold in two years or that have not been purchased in two years or of which we have more than a two-year supply.  These items as identified are reserved at 100%, as well as reserving 50% for other items deemed to be slow moving within the last twelve months and reserving 25% for items deemed to have low material usage within the last six months. The parts identified are adjusted for recent order and quote activity to determine the final inventory reserve.

Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from one to ten years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the related assets using the straight-line method.

Long-lived assets, such as property, plant, and equipment, tooling and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Intangible assets, consisting of patents and trademarks, are recorded at cost. Upon issuance of the patent or trademark, the assets are amortized on the straight-line basis over the estimated useful life of the related assets ranging from two to seventeen years.

Debt costs consist of third-party fees incurred and other costs associated with the issuance of long-term debt. Debt costs are capitalized and amortized to interest expense over the term of the debt using the effective interest method.

Deferred rent relates to certain of the Company’s operating leases containing predetermined fixed increases of the base rental rate during the lease term being recognized as rental expense on a straight-line basis over the lease term. The Company has recorded the difference between the amounts charged to operations and amounts payable under the leases as deferred rent in the accompanying consolidated balance sheets.

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are computed on the basis of differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances have been established to reduce deferred tax assets to the amount expected to be realized.

The Company has not recognized a liability for uncertain tax positions. A reconciliation of the beginning and ending amount of unrecognized tax benefits or penalties has not been provided since there has been no unrecognized benefit or penalty. If there were an unrecognized tax benefit or penalty, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files U.S. federal income tax returns, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state, local, or non-U.S. income tax examinations by tax authorities for years before 2004.

Revenue is recognized from product sales when products are shipped to the customer, provided that the Company has received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Revenues from product development agreements are recognized as milestones and are completed in accordance with the terms of the agreements and upon shipment of products, reports or designs to the customer. Invoice amounts for sales or VAT taxes are posted to the balance sheet and not included in revenue.

New product development costs are expensed as incurred.

Stock based compensation is measured at grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period.  We estimate the fair value of each stock option as of the date of grant using the Black-Scholes-Merton pricing model. Most options granted under our Amended and Restated Omnibus Incentive Plan vest ratably over two to four years and generally have ten-year contract lives.  The volatility rate is based on historical trends in common stock closing prices and the expected term was determined based primarily on historical experience of previously outstanding options.  The interest rate used is the U.S. Treasury interest rate for constant maturities. The likelihood of meeting targets for option grants that are performance based are evaluated each quarter. If it is determined that meeting the targets is probable then the compensation expense will be amortized over the remaining vesting period.

Management makes estimates and assumptions during the preparation of the Company’s consolidated financial statements that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes available, which in turn could impact the amounts reported and disclosed herein.

Financial instruments. The Company accounts for financial instruments in accordance with FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities.  ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2011.  The Company uses the market approach to measure fair value for its Level 1 financial assets and liabilities, which include cash equivalents of  $256,000 at September 30, 2011.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities.

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  These financial instruments which include cash, trade receivables, accounts payable and accrued liabilities.  Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

On August 1, 2008, the Company executed a Securities Purchase Agreement with respect to the private placement of 8% senior convertible debentures (the “Debentures”) as described in Note 10 to the accompanying consolidated financial statements. The Debentures issued were valued using observable inputs other than quoted prices (Level 2). The fair value of the Debentures as of September 30, 2011 was calculated to be approximately  $1.1 million.
 The Company does not have other financial or non-financial assets or liabilities that would be characterized as Level 2 or Level 3 instruments.

Derivative Financial Instruments. The Company accounts for derivative instruments in accordance with FASB ASC 815, Derivatives and Hedging (“ASC 815”), which requires additional disclosures about the Company’s objectives and strategies for using derivative instruments, how the derivative instruments and related hedged items are accounted for, and how the derivative instruments and related hedging items affect the financial statements.

The Company does not use derivative instruments to hedge exposures to cash flow, market or foreign currency risk.  Terms of convertible debt instruments are reviewed to determine whether or not they contain embedded derivative instruments that are required under ASC 815 to be accounted for separately from the host contract, and recorded on the balance sheet at fair value.  The fair value of derivative liabilities, if any, is required to be revalued at each reporting date, with corresponding changes in fair value recorded in current period operating results.

Freestanding warrants issued by the Company in connection with the issuance or sale of debt and equity instruments are considered to be derivative instruments.  Pursuant to ASC 815, an evaluation of specifically identified conditions is made to determine whether the fair value of warrants issued is required to be classified as equity or as a derivative liability.

Beneficial Conversion and Warrant Valuation. The Company records a beneficial conversion feature (“BCF”) related to the issuance of convertible debt instruments that have conversion features at fixed rates that are in-the-money when issued, and the fair value of warrants issued in connection with those instruments. The BCF for the convertible instruments is recognized and measured by allocating a portion of the proceeds to warrants, based on their relative fair value, and as a reduction to the carrying amount of the convertible instrument equal to the intrinsic value of the conversion feature.  The discount recorded in connection with the BCF and warrant valuation is recognized as non-cash interest expense debt discount over the term of the convertible debt, using the effective interest method.

Comprehensive Income (Loss) of the Company is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from non-owner sources.  It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners.  Comprehensive income (loss) has two components, net income (loss) and other comprehensive income (loss), and is included on the statement of stockholders’ equity. Our other comprehensive income (loss) consists of the foreign currency translation adjustments. For more information see Note 9 to the accompanying consolidated financial statements.

Business segments are required to be reported by the Company. As the Company only operates in principally one business segment, no additional reporting is required.

Recent accounting pronouncements issued by the Financial Accounting Standard Board ("FASB") (including the Emerging Issues Task Force ("EITF")), the American Institute of Certified Public Acountants ("AICPA") and the SEC are:

The Accounting Standards Update (“ASU”) 2011-05, Presentation of Comprehensive Income, eliminates the option of presenting the components of other comprehensive income (OCI) as part of the statement of changes in stockholders’ equity.  The ASU instead permits an entity to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  With either format, the entity is required to present each component of net income along with total net income, each component of OCI along with the total for OCI, and a total amount for comprehensive income.  Also, the ASU requires entities to present, for either format, reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented.  This ASU is to be applied retrospectively.  For public entities, the ASU is effective for interim and annual periods beginning after December 15, 2011.  The ASU is effective for the Company for its interim period beginning January 1, 2012. The Company does not believe this pronouncement will have a material impact on the Company’s present or future financial statements.

Inventories	3 Months Ended
Sep. 30, 2011
InventoriesAbstract
Inventories
3. Inventories

The components of inventories include the following:

	(unaudited)
	September 30, 2011	June 30, 2011

Raw materials	$742,875	$806,024
Work in process	807,435	604,788
Finished goods	342,047	318,076
Reserve for obsolescence	(74,168)	(106,251)
	$1,818,189	$1,622,637

Property and Equipment	3 Months Ended
Sep. 30, 2011
Property And Equipment
Property and Equipment
4.  Property and Equipment

 Property and equipment are summarized as follows:

		(unaudited)
	Estimated	September 30,	June 30,
	Life (Years)	2011	2011

Manufacturing equipment	5 - 10	$3,241,864	$3,226,898
Computer equipment and software	3 - 5	271,170	257,451
Furniture and fixtures	5	86,166	86,299
Leasehold improvements	5 - 7	792,793	787,685
Construction in progress		407,959	227,654
Tooling	1 - 5	1,289,946	1,135,738
Total property and equipment		6,089,898	5,721,725

Less accumulated depreciation and amortization		3,606,869	3,348,703
Total property and equipment, net		$2,483,029	$2,373,022

Intangible Assets	3 Months Ended
Sep. 30, 2011
Intangible Assets
Intangible Assets
5. Intangible Assets

The following table discloses information regarding the carrying amounts and associated accumulated amortization for intangible assets:

	(unaudited)
	September 30, 2011	June 30, 2011

Gross carrying amount	$621,302	$621,302
Accumulated amortization	(528,386)	(520,169)
Net carrying amount	$92,916	$101,133

Amortization expense related to intangible assets totaled approximately  $8,000 during both three-month periods ended September 30, 2011 and 2010.  The net carrying amount will be amortized over the following schedule for the remainder of fiscal 2012 and each fiscal year thereafter:

2012	2013	2014	2015	Total
24,651	32,868	32,868	2,529

Accounts Payable	3 Months Ended
Sep. 30, 2011
Accounts Payable [Abstract] (Deprecated 2009-01-31)
Accounts Payable	6. Accounts Payable The accounts payable balance includes $43,000 of related party transactions for board of directors’ fees as of September 30, 2011 and June 30, 2011.

Compensatory Equity Incentive Plan and Other Equity Incentives	3 Months Ended
Sep. 30, 2011
Compensatory Equity Incentive Plan And Other Equity Incentives
Compensatory Equity Incentive Plan and Other Equity Incentives
7.  Compensatory Equity Incentive Plan and Other Equity Incentives

Share-Based Compensation Arrangements—The Company’s Amended and Restated Omnibus Incentive Plan (the “Plan”) included several available forms of stock compensation of which incentive stock options and restricted stock awards have been granted to date.

These two plans are summarized below:

		Award Shares	Available for
	Award Shares	Outstanding	Issuance
	Authorized	at September 30,	at September 30,
Equity Compensation Arrangement		2011	2011
Amended and Restated Omnibus Incentive Plan	1,715,625	934,933	335,299
Employee Stock Purchase Plan	200,000	-	126,995
	1,915,625	934,933	462,294

The 2004 Employee Stock Purchase Plan (“ESPP”) permits employees to purchase shares of Class A common stock through payroll deductions, which may not exceed 15% of an employee’s compensation, at a price not less than 85% of the market value of the stock on specified dates (June 30 and December 31). In no event may any participant purchase more than  $25,000 worth of shares of Class A common stock in any calendar year and an employee may purchase no more than 4,000 shares on any purchase date within an offering period of 12 months and 2,000 shares on any purchase date within an offering period of six months. The discount on market value is included in selling, general and administrative expense in the accompanying statements of operations and was  $806 and  $486 for the three months ended September 30, 2011 and 2010, respectively.

Grant Date Fair Values and Underlying Assumptions; Contractual Terms—The Company estimates the fair value of each stock option as of the date of grant using the Black-Scholes-Merton pricing model. The ESPP fair value is the amount of the discounted market value the employee obtains at the date of the purchase transaction.

The Company did not grant any stock options in the first quarter of fiscal 2012. For stock options granted in the three month period ended September 30, 2010, the Company estimated the fair value of each stock option as of the date of grant using the following assumptions:

Quarter Ended
September 30, 2010
Expected volatility	134%
Weighted average expected volatility	134%
Dividend yields	0%
Risk-free interest rate	2.15%
Expected term, in years	7

Most options granted under the Plan vest ratably over two to four years and are generally exercisable for ten years.  The assumed forfeiture rates used in calculating the fair value of options and restricted stock unit grants with both performance and service conditions were 20% and 0%, respectively, for the three months ended September 30, 2011 and 42% and 0%, respectively, for the three months ended September 30, 2010.  The volatility rate and expected term are based on seven-year historical trends in Class A common stock closing prices and actual forfeitures.  The interest rate used is the U.S. Treasury interest rate for constant maturities.

Information Regarding Current Share-Based Compensation Awards—A summary of the activity for share-based compensation awards in the three months ended September 30, 2011 is presented below:

Restricted
		Stock Options		Stock Units
		Weighted	Weighted		Weighted
		Average	Average		Average
		Exercise	Remaining		Remaining
		Price	Contract		Contract
	Shares	(per share)	Life (YRS)	Shares	Life (YRS)
June 30, 2011	500,233	$3.01	6.9	434,700	0.9

September 30, 2011	500,233	$3.01	6.6	434,700	0.8

Awards exercisable/
vested as of
September 30, 2011	323,483	$3.19	5.7	234,700	-

Awards unexercisable/
unvested as of
September 30, 2011	176,750	$2.69	8.3	200,000	0.8
	500,233			434,700

The total intrinsic value of options outstanding and exercisable at September 30, 2011 and 2010 was  $21,000 and  $140,000, respectively.

The total intrinsic value of RSUs exercised during the three months ended September 30, 2011 and 2010 was  $0 and  $0, respectively.

The total intrinsic value of RSUs outstanding and exercisable at September 30, 2011 and 2010 was  $338,000 and  $74,000, respectively.

The total fair value of RSUs vested during the three months ended September 30, 2011 and 2010 was  $0 and  $0, respectively.

The total fair value of option shares vested during the three months ended September 30, 2011 and 2010 was  $18,000, and  $3,000, respectively.

As of September 30, 2011, there was  $341,436 of total unrecognized compensation cost related to non-vested share-based compensation arrangements (including share options and restricted stock units) granted under the Plan.

The compensation cost is expected to be recognized as follows:

		Restricted
	Stock	Stock
	Options	Units	Total
Nine months ended June 30, 2012	$34,892	$68,126	$103,018
Year ended June 30, 2013	63,324	96,284	159,608
Year ended June 30, 2014	48,522	22,434	70,956
Year ended June 30, 2015	7,854	-	7,854
	$154,592	$186,844	$341,436

The table above does not include shares under the Company’s ESPP, which has purchase settlement dates in the second and fourth fiscal quarters of each year. The Company’s ESPP is not administered with a look-back option provision and, as a result, there is not a population of outstanding option grants during the employee contribution period.

Restricted stock unit awards vest immediately or from two to four years from the date of grant.

The Company issues new shares of Class A common stock upon the exercise of stock options. The following table is a summary of the number and weighted average grant date fair values regarding the Company’s unexercisable/unvested awards as of September 30, 2011 and changes during the three months then ended:

	Stock Options Shares	RSU Shares	Total Shares	Weighted-Average
Unexercisable/unvested awards				Grant Date Fair Values
				(per share)
June 30, 2011	182,500	200,000	382,500	$2.53
Granted	-	-	-	-
Vested	(5,750)	-	(5,750)	3.12
Cancelled/Issued/Forfeited	-	-	-	-
September 30, 2011	176,750	200,000	376,750	$2.53

Financial Statement Effects and Presentation—The following table shows total stock-based compensation expense for the three months ended September 30, 2011 and 2010 included in the consolidated statements of operations:

	Quarter Ended	Quarter Ended
	September 30,	September 30,
	2011	2010

Stock options	$22,575	$25,196

RSU	41,971	25,191

Total	$64,546	$50,387

The amounts above were included in:
General & administrative	$59,841	$44,479
Cost of sales	2,125	2,578
New product development	2,580	3,330
	$64,546	$50,387

Loss Per Share	3 Months Ended
Sep. 30, 2011
Loss Per Share
Loss Per Share
8. Loss Per Share

Basic loss per share is computed by dividing the weighted-average number of shares of Class A common stock outstanding, during each period presented. Diluted earnings per share is computed similarly to basic earnings per share except that it reflects the potential dilution that could occur if dilutive securities or other obligations to issue shares of Class A common stock were exercised or converted into shares of Class A common stock.  The computation for basic and diluted loss per share are the same as the diluted calculation excludes the following shares as their effect would be anti-dilutive:

	(unaudited)
	Three months ended
	September 30,
	2011	2010

Net loss	$(198,447)	$(852,950)

Weighted average common shares outstanding:

Basic and diluted	9,746,107	9,011,214

Loss per Class A common share:
Basic and diluted	$(0.02)	$(0.09)

Excluded from computation:
Options to purchase Class A common stock	500,233	452,090
Restricted stock units	434,700	359,700
Class A common stock warrants	2,364,492	2,656,492
Convertible debentures	706,169	780,357
	4,005,594	4,248,639

Foreign Operations	3 Months Ended
Sep. 30, 2011
Foreign Operations
Foreign Operations

9. Foreign Operations

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the three-month periods. Gains or losses on the translation of the financial statements of a non-U.S. operation, where the functional currency is other than the U.S. dollar, the Renminbi, are reflected as a separate component of equity.   The foreign exchange translation adjustment reflects net losses of approximately  $12,000 for the three months ended September 30, 2011, and gains of  $23,000 for the three months ended September 30, 2010.  The Company, as of September 30, 2011, had approximately  $4.4 million in assets and  $3.5 million in net assets located at the Shanghai facility. The Company transferred equipment from the Orlando facility to the Shanghai facility, and purchased and transferred equipment to the Shanghai facility, during each fiscal year since 2006 through 2011.

Convertible Debentures	3 Months Ended
Sep. 30, 2011
Convertible Debentures
Convertible Debentures
10.  Convertible Debentures

On August 1, 2008, we executed a Securities Purchase Agreement with twenty-four institutional and private investors with respect to the private placement of 8% senior convertible debentures (the “Debentures”). The Debentures are secured by substantially all of our previously unencumbered assets pursuant to a Security Agreement and are guaranteed by our wholly-owned subsidiaries, Geltech and LPOI pursuant to a Subsidiary Guarantee.  The sale of the Debentures generated gross proceeds of approximately  $2.9 million and net proceeds of  $2.7 million.  We used the funds to provide working capital for our operations.  Among the investors were Steven Brueck, J. James Gaynor, Louis Leeburg, Robert Ripp, Gary Silverman and James Magos, all of whom were directors or officers of LightPath as of August 1, 2008. Mr. Magos resigned effective September 2, 2008.

The original maturity date of the Debentures was August 1, 2011, on which date the outstanding principal amount of the Debentures would have been due.  Interest of  $39,053 was due on October 1, 2008 and was prepaid by the Company on August 1, 2008 by issuing 27,893 shares of Class A common stock in payment of such interest based upon the closing price of  $1.40 per share (the “October Interest Shares”).  The interest accruing on the Debentures from October 1, 2008 to August 1, 2011 was prepaid by issuing Class A common stock in December 2008.

Upon issuance, the Debentures were immediately convertible into 1,901,948 shares of Class A common stock, based on a conversion price of  $1.54 per share, which was 110% of the closing bid price of our common stock on the NASDAQ Capital Market on July 31, 2008. Investors also received warrants to purchase up to 950,974 shares of our common stock (the “Warrants”).  The Warrants are exercisable for a period of five years beginning on August 1, 2008 with 65% of the Warrants, exercisable for 618,133 shares, priced at  $1.68 per share and the remaining 35% of the Warrants, exercisable for 332,841 shares, priced at  $1.89 per share.

Investors who participated in our July 2007 offering were offered an incentive to invest in the debenture offering.  Four investors from the July 2007 offering participated in the debenture offering and as a result we reduced the exercise price of the warrants they received in the July 2007 offering from  $5.50 per share to  $2.61 per share.  The reduced exercise price lowered potential proceeds on the exercise of the warrants from the July 2007 offering by  $119,212 to  $107,663.  Additionally, such investors were issued an aggregate of 73,228 shares of common stock (the “Incentive Shares”), valued at  $75,131.

We paid a commission to the exclusive placement agent for the offering, First Montauk Securities Corp. (“First Montauk”), in an amount equal to  $216,570 plus costs and expenses.  We also issued to First Montauk and its designees warrants to purchase an aggregate of 190,195 shares of our Class A common stock at an exercise price equal to  $1.68 per share, which was 120% of the closing bid price of our common stock on the NASDAQ Capital Market on July 31, 2008. The warrants were valued at  $194,057 using the Black-Scholes-Merton pricing model and were recorded as debt costs. The warrants are exercisable for a period of five years beginning on August 1, 2008.  In addition, the exercise price of 50% of the warrants previously issued to First Montauk and its designees at the closing of the July 2007 offering was reduced from  $5.50 to  $2.61 per share. This reduced warrant exercise price lowered potential proceeds on the exercise of the warrants issued to First Montauk from the July 2007 offering by  $115,600 to  $104,400.

The private placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act (in that we sold the Debentures, Warrants and shares of Class A common stock in a transaction not involving any public offering) and pursuant to Rule 506 of Regulation D promulgated thereunder.  The shares into which the Debentures are convertible, the shares issuable upon exercise of the Warrants, the October Interest Shares and the Incentive Shares have been registered for resale under the Act.  The registration was declared effective on October 16, 2008.

The Warrants and the Incentive Shares issued to the debenture holders were valued at issuance at  $790,830 and recorded as a discount on the debt. The Incentive Shares were valued using the fair market value of the Company’s Class A common stock on the date of issuance. The Warrants were valued using the Black-Scholes-Merton valuation model using assumptions similar to those used to value the Company’s stock options and RSUs. In addition, a beneficial conversion feature associated with the Debentures was valued at the date of issuance at  $600,635 and was recorded as a discount on the debt. The total debt discount of  $1,391,465 was amortized using the effective interest method over the original 36-month term of the Debentures and was subsequently adjusted for the extension of the maturity date of the Debentures as discussed below.

We also incurred debt issuance costs associated with the issuance of the Debentures of  $554,308 which were amortized over the original 36-month term using the effective interest method, adjusted for accelerated conversions of the Debentures and the extension of the maturity date of the Debentures as discussed below.  The costs were for broker commissions, legal and accounting fees, filing fees and  $194,057 representing the fair value of the 190,195 warrants shares issued to First Montauk.  We used the Black-Scholes-Merton model to determine fair value of the warrants issued to First Montauk. The warrants carry a five year term, expiring on August 1, 2013, and are immediately exercisable at a per share price of  $1.68 for one-third of the warrants and  $1.89 for two-thirds of the warrants. For the years ended June 30, 2011 and 2010,  $118,977 and  $147,550, respectively of the debt issuance costs were amortized through interest expense on the consolidated statement of operations.

On December 31, 2008, the Debentures were amended to allow debenture holders to convert 25% of their Debentures into shares of Class A common stock.  As a result,  $732,250 of the Debentures were converted into 475,496 shares of Class A common stock.  As an inducement to partially convert the Debentures, we issued additional warrants (valued at  $215,975 using the Black-Scholes-Merton method and recorded as interest expense) and prepaid the interest of  $453,995 on the unconverted portion of the Debentures through the original maturity date of August 1, 2011, which resulted in the issuance of 589,614 shares of Class A common stock.  The interest payment of  $58,580 for the quarter ended December 31, 2008 resulted in the issuance of 76,078 shares of Class A common stock.  As a result of the Debenture conversion,  $304,382 of debt discount was written off to interest expense.   On May 29, 2009 we filed a registration statement to register the additional interest shares and the shares underlying the warrants, both of which were issued in December 2008. The registration statement was declared effective on June 16, 2009.

During the year ended June 30, 2011, the Company’s debt obligations were reduced by  $832,500 through the conversions of certain of the Debentures into shares of Class A common stock. Costs associated with the conversion of these Debentures were  $6,749, which reduced the proceeds recognized. These  transactions increased interest expense by  $101,300 for the year ending June 30, 2011, reflecting debt issue costs, prepaid interest and discount on the debt that were written off as a result of the debt conversions of certain of the Debentures into shares of Class A common stock. During the fiscal year ended June 30, 2010, the Company’s debt obligations were reduced by  $262,500 through conversion of certain of the Debentures into shares of Class A common stock.

On March 30, 2011, debenture holders holding approximately 98.71% of the outstanding principal amount of the Debentures consented to an amendment to extend the maturity date of the Debentures from August 1, 2011 to August 1, 2013. The one debenture holder electing not to participate in the extension was paid all amounts due under the Debenture held by such holder, or  $14,250, in April 2011. Pursuant to the terms of the amendment, interest will be prepaid in shares of Class A common stock annually each August. The extension of the maturity date of the Debentures was determined to be substantial and therefore triggered “debt extinguishment” accounting under ASC 470-50-40. The Debentures are hybrid financial instruments that blend characteristics of both debt and equity securities.  The Debentures embody settlement alternatives to the holder providing for either redemption of principal and interest in cash (forward component) or conversion into shares of Class A common stock (embedded conversion feature).  As a result of the debt extinguishment accounting,  $63,692 of the unamortized debt discount and  $25,372 of unamortized debt issuance costs were written off to loss on extinguishment of debt. The calculated fair value of the amended Debentures as of March 30, 2011 was  $1,706,919, and included  $924,844 for the forward component and  $782,075 for the embedded conversion feature.  The forward component was valued using the present value of discounted cash flows arising from the contractual principal and interest payment terms and the embedded conversion feature was valued using a Monte Carlo simulations method. The fair value of the amended Debentures exceeded the carrying value of the Debentures just prior to the amendment date by  $619,419 which represents a premium. Approximately 93% of the Debentures are held by related parties and as such  $576,700 of the premium was considered a capital contribution and was not included in the loss on extinguishment and therefore had no impact on additional paid in capital. The remaining  $42,719 of the premium was associated with Debentures to non-related parties and thus was recorded to loss on extinguishment of debt and additional paid in capital.

For the quarter ended September 30, 2011 and 2010,  $0 and  $209,666, respectively, of the amortized debt discount was amortized through interest expense on the consolidated statement of operations. The unamortized debt discount was  $0 and  $170,719 as of September 30, 2011 and 2010, respectively.

Total principal outstanding on the Debentures and the principal amount outstanding specifically to directors, officers and stockholders under the Debentures was  $1,087,500 and  $1,012,500, respectively at September 30, 2011 and  $1,201,750 and  $1,016,250, respectively, at September 30, 2010.

We can force the debenture holders to convert the Debentures into shares of our Class A common stock if our stock price exceeds  $5.00 per share. A forced conversion of the Debentures would include a 10% premium on the face amount.  No payment of dividends may be made while the Debentures are outstanding.

Future Financing Plans	3 Months Ended
Sep. 30, 2011
Future Financing Plans
Future Financing Plans
11.  Future Financing Plans

On September 29, 2011, the Company filed a Registration Statement on Form S-1 (Registration No, 333-177079) with the SEC announcing its intention to raise funds through the sale of our Class A common stock in a fully-underwritten public offering. The Company intends to sell up to 4.5 million units, with each unit consisting of one share of our Class A common stock, and one Warrant A to purchase 0.25 shares of our Class A common stock, one Warrant B to purchase 0.25 shares of our Class A common stock.